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                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

          UL II--Flexible Premium Multifunded Life Insurance Policies
           SPMLI--Single Premium Multifunded Life Insurance Policies

                        Supplement Dated May 1, 2004 to
                      UL II Prospectus Dated May 1, 1992
                      SPMLI Prospectus Dated May 1, 1988

This supplement updates certain information contained in the last prospectus you received. For UL II Policies, the last prospectus you received was dated May 1, 1992; for SPMLI Policies, the last prospectus you received was dated May 1, 1988. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife, P.O. Box 336, Warwick, RI 02887-0336.

Transfers of Cash Value

  Market Timing

We have policies and procedures that attempt to detect transfer activity that may adversely affect other Policy owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Policy owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular investment divisions made by Policy owners within given periods of time and/or investigating transfer activity identified by us or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable policies and investment divisions and may be more restrictive with regard to certain policies or investment divisions than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners or Portfolio shareholders. In addition, we cannot guarantee that the Portfolios will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Portfolios.

Our policies and procedures may result in restrictions being applied to Policy owner(s). These restrictions may include:

  . requiring you to send us by U.S. mail a signed, written request to make transfers;

  . establishing an earlier submission time for telephone, facsimile, and Internet requests than for written requests or removing the availability of these means for making transfers;

  .   limiting the number of transfers you may make each Policy Year;

  .   charging a transfer or collecting a fund redemption fee;

  . denying a transfer request from an authorized third party acting on behalf of multiple Policy owners; and

  . imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Policy owners.

If restrictions are imposed on a Policy owner, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectuses for more details.

  Internet Transfers

You may now make transfers on the internet at www.metlife.com.

Prospectuses for the Metropolitan Series Funds, Inc. and the Met Investors Series Trust are attached. Please read them and keep them for reference.